UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 24, 2006

                                 NOVA OIL, INC.
             (Exact name of registrant as specified in its charter)


    Nevada                         000-32531                   91-2028450
--------------------------------------------------------------------------------
(State or other              (Commission File Number)     I.R.S. Employer
  Jurisdiction                                            Identification Number)
 of incorporation)

    The Riviana Building, 2777 Allen Parkway, Suite 800, Houston, Texas 77019
                    (Address of Principal Executive Offices)

                                  713-869-6682
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

ITEM 7.01 REGULATION FD DISCLOSURE

         On April 24, 2006, Nova Oil, Inc. mailed the stock certificates representing the dividend shares paid to stockholders of record as of April 10, 2006 pursuant to the three-for-two forward stock split declared on March 31, 2006. In connection with such mailing, the Company included a letter to stockholders, a copy of which is furnished as Exhibit 99.1 to this report and incorporated by reference herein.

         The information contained in this report and in Exhibit 99.1 shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

99.1     Letter to Stockholders, dated April 24, 2006.




































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

                                    SIGNATURE

       Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.




                                         NOVA OIL, INC.


                                         By:     /s/ KENNETH T. HERN
                                               -------------------------
                                         Name: Kenneth T. Hern
                                         Title: Chief Executive Officer



Date:  April 24, 2006




































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


                                  EXHIBIT INDEX

99.1     Letter to Stockholders, dated April 24, 2006.




















































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